UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                  July 28, 2004
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



          DELAWARE                  001-11015                  36-1169950
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


            1850 N. Central Ave., Phoenix, Arizona               85004
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (602) 207-4000





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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits

           99.1 - Press Release dated July 28, 2004.


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2004, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the second quarter 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               VIAD CORP
                                               (Registrant)


July 28, 2004                                  By: /s/ G. Michael Latta
                                                   -----------------------------
                                                   G. Michael Latta
                                                   Vice President - Controller
                                                   (Chief Accounting Officer
                                                   and Authorized Officer)